UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

APRIL 30, 2013 Semiannual Report to Shareholders

DWS Strategic Government Securities Fund

Contents

4 Letter to Shareholders
5 Performance Summary
8 Portfolio Management Team
9 Portfolio Summary
10 Investment Portfolio
21 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Changes in Net Assets
25 Financial Highlights
30 Notes to Financial Statements
44 Information About Your Fund's Expenses
46 Summary of Management Fee Evaluation by Independent Fee Consultant
50 Account Management Resources
52 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

As the U.S. and global economies regain their footing, economists are cautiously looking to a less erratic year for the financial markets in 2013. In the U.S. specifically, positive trends in areas such as housing starts and job creation suggest ongoing recovery, albeit at a relatively mild pace. Supporting this view, Larry Adam, Deutsche Asset & Wealth Management's Chief Investment Strategist for Wealth Management, cites the potential for increased bank lending, a rise in business spending, and improved consumer confidence as underlying forces that may act as catalysts for continued positive growth.

Still, critical issues are yet to be resolved. As Washington wrangles with debt concerns, spending, and monetary and fiscal policy, a fair amount of uncertainty lingers. Despite gains in the broad stock market, sluggish growth and historically low interest rates continue to pose a challenge to investors seeking a strategy for growth or retirement income.

Against this backdrop, what can you do? First, stay focused. Second-guessing investment decisions based on headlines, short-term market fluctuations or emotion is never a reliable strategy. Next, make a point of checking your asset allocation every year or so. Objectives may change over time, and periods of market volatility can shift a portfolio away from your established target allocation. Finally, remember that the investment professionals who manage your DWS fund bring a wealth of experience over a variety of market cycles, along with access to a broad network of research and analytical resources.

At Deutsche Asset & Wealth Management we embrace the concept of discipline and the value of maintaining a long-term view. We urge you to do the same.

Best regards,
Douglas Beck, CFA President, DWS Funds

Performance Summary April 30, 2013 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
Unadjusted for Sales Charge	0.59%	2.09%	5.25%	4.52%
Adjusted for the Maximum Sales Charge (max 2.75% load)	-2.17%	-0.72%	4.66%	4.23%
Barclays GNMA Index†	0.56%	1.83%	5.63%	5.15%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		2.52%	5.15%	4.50%
Adjusted for the Maximum Sales Charge (max 2.75% load)		-0.29%	4.56%	4.21%
Barclays GNMA Index†		1.80%	5.47%	5.10%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
Unadjusted for Sales Charge	0.25%	1.29%	4.33%	3.59%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-3.69%	-1.64%	4.16%	3.59%
Barclays GNMA Index†	0.56%	1.83%	5.63%	5.15%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		1.50%	4.18%	3.56%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		-1.44%	4.01%	3.56%
Barclays GNMA Index†		1.80%	5.47%	5.10%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
Unadjusted for Sales Charge	0.33%	1.42%	4.45%	3.70%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-0.66%	1.42%	4.45%	3.70%
Barclays GNMA Index†	0.56%	1.83%	5.63%	5.15%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		1.63%	4.32%	3.67%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		1.63%	4.32%	3.67%
Barclays GNMA Index†		1.80%	5.47%	5.10%
Class S	6-Month‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 4/30/13
No Sales Charges	0.65%	2.33%	5.41%	5.25%
Barclays GNMA Index†	0.56%	1.83%	5.63%	5.63%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
No Sales Charges		2.53%	5.31%	5.25%
Barclays GNMA Index†		1.80%	5.47%	5.60%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
No Sales Charges	0.69%	2.30%	5.46%	4.73%
Barclays GNMA Index†	0.56%	1.83%	5.63%	5.15%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
No Sales Charges		2.63%	5.34%	4.71%
Barclays GNMA Index†		1.80%	5.47%	5.10%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 0.79%, 1.71%, 1.55%, 0.65% and 0.59% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class S shares commenced operations on August 1, 2005. The performance shown for the index is for the time period of July 31, 2005 through April 30, 2013 (through March 31, 2013 for the most recent calendar quarter end returns), which is based on the performance period of the life of Class S.

† The unmanaged Barclays GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

‡ Total returns shown for periods less than one year are not annualized.
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
4/30/13	$8.72	$8.72	$8.74	$8.72	$8.69
10/31/12	$8.85	$8.85	$8.86	$8.85	$8.82
Distribution Information as of 4/30/13
Income Dividends, Six Months	$.18	$.14	$.15	$.19	$.19
April Income Dividend	$.0263	$.0198	$.0208	$.0273	$.0276
SEC 30-day Yield‡‡	1.84%	0.93%	1.13%	2.03%	2.07%
Current Annualized Distribution Rate‡‡	3.62%	2.72%	2.86%	3.76%	3.81%

‡‡ The SEC yield is net investment income per share earned over the month ended April 30, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2002.

• Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the portion of assets allocated from time to time to the fund's global tactical asset allocation ("GTAA") overlay strategy. Effective May 1, 2013, QS Investors will no longer serve as subadvisor to the fund.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2013 (Unaudited)
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 106.6%
Federal Home Loan Mortgage Corp., 7.0% , with various maturities from 6/1/2032 until 10/1/2038	598,518	703,068
Federal National Mortgage Association:
3.5%, 12/1/2041 (a)	62,000,000	65,985,236
4.0%, 9/1/2040	1,536,235	1,656,314
4.5%, 8/1/2041	767,939	841,943
Government National Mortgage Association:
2.5%, 11/1/2042 (a)	18,000,000	18,340,312
3.0%, with various maturities from 8/1/2042 until 9/15/2042 (a)	164,020,450	174,283,359
3.5%, with various maturities from 10/1/2041 until 3/20/2043 (a)	331,186,269	360,542,739
4.0%, with various maturities from 2/15/2040 until 4/15/2043 (a)	152,308,630	166,938,270
4.49%, 6/15/2041	2,107,144	2,316,794
4.5%, with various maturities from 6/20/2033 until 2/20/2042	223,268,139	246,607,200
4.55%, 1/15/2041	4,081,468	4,553,197
4.625%, 4/15/2041	2,190,599	2,410,985
5.0%, with various maturities from 3/20/2029 until 7/20/2041	255,116,907	281,106,046
5.5%, with various maturities from 12/15/2024 until 5/20/2041	228,558,171	252,597,337
6.0%, with various maturities from 11/15/2028 until 5/15/2040	157,909,497	178,316,206
6.5%, with various maturities from 10/15/2024 until 9/20/2039	39,074,675	44,291,407
7.0%, with various maturities from 9/15/2035 until 2/15/2039	7,185,577	8,277,138
7.5%, with various maturities from 1/20/2027 until 6/20/2031	10,521	12,423
Total Mortgage-Backed Securities Pass-Throughs (Cost $1,763,952,612)		1,809,779,974

Collateralized Mortgage Obligations 15.2%
Fannie Mae Whole Loan, "IO2", Series 2007-W8, Interest Only, 6.0%, 9/25/2037	1,352,462	219,072
Federal Home Loan Mortgage Corp.:
"EA", Series 2530, Principal Only, Zero Coupon, 1/15/2032	652,944	591,046
"CO", Series 3820, Principal Only, Zero Coupon, 3/15/2041	8,817,195	8,170,747
"BC", Series 4144, 2.5%, 12/15/2042	743,640	685,014
"KB", Series 4144, 2.5%, 12/15/2042	2,100,000	1,945,163
"IY", Series 3955, Interest Only, 3.0%, 3/15/2021	8,353,024	466,627
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	1,792,285	68,504
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	15,266,803	783,527
"DI", Series 3952, Interest Only, 3.0%, 11/15/2025	2,671,284	150,583
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	3,473,120	177,579
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	2,924,050	190,977
"GI", Series 3985, Interest Only, 3.0%, 10/15/2026	1,777,440	112,087
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	2,522,331	179,187
"IP", Series 4046, Interest Only, 3.0%, 5/15/2027	3,250,063	407,273
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027	8,855,704	1,003,329
"ZB", Series 4183, 3.0%, 3/15/2043	8,057,579	7,825,085
"PT", Series 3586, 3.162%*, 2/15/2038	4,974,783	5,106,033
"IA", Series 3800, Interest Only, 3.5%, 12/15/2022	3,204,338	31,913
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023	2,197,280	85,446
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038	13,300,911	1,226,909
"ZW", Series 3763, 4.5%, 11/15/2040	8,960,726	10,093,200
"57", Series 256, Interest Only, 5.0%, 3/15/2023	1,724,671	136,569
"SY", Series 3035, Interest Only, 5.901%**, 9/15/2035	1,532,349	235,567
"PE", Series 2489, 6.0%, 8/15/2032	4,474,286	4,986,939
"IO", Series 2580, Interest Only, 6.0%, 3/15/2033	570,252	88,536
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	3,366,969	481,846
"SJ", Series 3501, Interest Only, 6.251%**, 1/15/2039	6,537,584	1,140,467
"SG", Series 3033, Interest Only, 6.451%**, 9/15/2035	1,942,885	316,647
"A", Series 172, Interest Only, 6.5%, 1/1/2024	229,135	33,059
"JS", Series 3572, Interest Only, 6.601%**, 9/15/2039	2,766,469	508,291
"SB", Series 2742, Interest Only, 6.801%**, 1/15/2019	2,146,662	251,046
"SN", Series 3175, Interest Only, 6.951%**, 6/15/2036	4,944,430	986,912
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/1/2017	627	622
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	2,840,684	181,025
"LA", Series 2013-30, 3.0%, 3/25/2043	2,000,000	2,082,072
"PU", Series 2013-30, 3.0%, 4/25/2043	9,963,695	9,884,290
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	5,524,640	275,098
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	8,964,286	335,278
"KI", Series 2012-98, Interest Only, 3.5%, 7/25/2027	23,194,527	2,886,761
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043	7,900,991	1,651,162
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025	3,705,624	203,264
"25", Series 351, Interest Only, 4.5%, 5/1/2019	1,857,711	163,642
"AI", Series 2011-24, Interest Only, 4.5%, 8/25/2024	2,221,719	90,989
"CZ", Series 2011-99, 4.5%, 10/25/2041	4,294,826	5,092,303
"21", Series 334, Interest Only, 5.0%, 3/1/2018	2,052,570	157,457
"20", Series 334, Interest Only, 5.0%, 3/1/2018	1,516,364	114,787
''23", Series 339, Interest Only, 5.0%, 7/1/2018	1,526,717	112,441
"27", Series 351, Interest Only, 5.0%, 4/1/2019	1,586,458	127,795
"26", Series 381, Interest Only, 5.0%, 12/25/2020	386,710	31,776
"PZ", Series 2007-47, 5.0%, 5/25/2037	6,569,787	7,043,451
"ZA", Series 2008-24, 5.0%, 4/25/2038	16,108,825	18,220,228
"ZX", Series 2010-13, 5.0%, 3/25/2040	12,882,885	15,045,631
"KT", Series 2007-32, 5.5%, 4/25/2037	1,530,757	1,696,649
"PJ", Series 2004-46, Interest Only, 5.8%**, 3/25/2034	3,683,480	566,265
"HS", Series 2009-87, Interest Only, 5.95%**, 11/25/2039	10,840,537	1,708,572
"ZB", Series 2005-37, 6.0%, 5/25/2035	2,273,398	2,520,886
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	7,230,936	699,399
"PI", Series 2007-75, Interest Only, 6.34%**, 8/25/2037	6,662,989	1,413,299
"SB", Series 2010-107, Interest Only, 6.39%**, 9/25/2040	24,924,902	3,822,291
"PI", Series 2006-20, Interest Only, 6.48%**, 11/25/2030	5,334,720	1,039,140
"SA", Series 2005-17, Interest Only, 6.5%**, 3/25/2035	2,311,004	525,066
"HI", Series 2010-2, Interest Only, 6.5%, 2/25/2040	1,000,000	578,109
"SI", Series 2007-23, Interest Only, 6.57%**, 3/25/2037	1,061,006	200,170
"SJ", Series 2007-36, Interest Only, 6.57%**, 4/25/2037	2,646,840	385,930
"SA", Series 2005-42, Interest Only, 6.6%**, 5/25/2035	4,166,041	512,098
"KI", Series 2005-65, Interest Only, 6.8%**, 8/25/2035	1,256,209	244,085
Government National Mortgage Association:
"PO", Series 2007-18, Principal Only, Zero Coupon, 5/20/2035	866,102	715,547
"IG", Series 2010-147, Interest Only, 2.0%, 11/16/2013	16,440,801	148,268
"PE", Series 2013-24, 2.875%, 2/20/2043	1,602,000	1,564,573
"HX", Series 2012-91, 3.0%, 9/20/2040	5,403,906	5,588,269
"IE", Series 2011-128, Interest Only, 3.5%, 9/20/2026	12,717,802	1,069,098
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	3,468,876	264,294
"BI", Series 2010-95, Interest Only, 4.5%, 8/20/2032	5,149,317	119,737
"PI", Series 2010-20, Interest Only, 4.5%, 9/16/2033	751,893	5,043
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	1,893,832	150,824
"BL", Series 2011-46, 4.5%, 10/20/2037	5,000,000	5,471,783
"CI", Series 2011-111, Interest Only, 4.5%, 11/20/2037	3,039,122	150,891
"GP", Series 2010-67, 4.5%, 3/20/2039	4,000,000	4,571,336
"IN", Series 2011-18, Interest Only, 4.5%, 5/20/2039	3,735,870	538,105
"AI", Series 2012-15, Interest Only, 4.5%, 9/20/2040	8,230,753	1,598,434
"ZY", Series 2010-160, 4.5%, 12/20/2040	9,288,159	10,644,186
"ZV", Series 2011-73, 4.5%, 5/20/2041	8,719,224	10,069,175
"QI", Series 2013-20, Interest Only, 4.5%, 12/16/2042	7,775,274	1,412,947
"VB", Series 2010-26, 5.0%, 1/20/2024	2,114,467	2,486,569
"LV", Series 2012-77, 5.0%, 7/20/2026	4,079,363	4,502,811
"ZB", Series 2004-31, 5.0%, 4/20/2034	8,774,341	9,906,007
"Z", Series 2005-25, 5.0%, 3/16/2035	2,993,592	3,349,341
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035	3,900,067	116,240
"ZA", Series 2006-47, 5.0%, 8/16/2036	7,430,168	8,762,396
"Z", Series 2008-5, 5.0%, 1/20/2038	7,351,164	8,200,122
"IJ", Series 2010-41, Interest Only, 5.0%, 9/20/2038	2,558,649	291,124
"ZN", Series 2009-64, 5.0%, 7/20/2039	16,652,102	19,327,194
"PJ", Series 2009-73, 5.0%, 8/16/2039	5,688,925	6,194,152
"Z", Series 2009-112, 5.0%, 11/20/2039	8,301,104	9,769,427
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	1,645,646	172,521
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	4,199,064	387,710
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	1,513,162	146,529
"IB", Series 2005-73, Interest Only, 5.5%, 4/20/2032	520,568	10,374
"MI", Series 2004-38, Interest Only, 5.5%, 11/20/2033	2,055,093	278,665
"PI", Series 2005-73, Interest Only, 5.5%, 12/20/2034	2,036,956	230,005
"YI", Series 2010-147, Interest Only, 5.5%, 7/16/2039	1,313,995	187,842
"BS", Series 2011-93, Interest Only, 5.9%**, 7/16/2041	22,214,746	3,503,936
"IL", Series 2009-93, Interest Only, 6.0%, 10/16/2014	3,279,048	224,925
"BZ", Series 2004-46, 6.0%, 6/20/2034	1,635,126	1,861,717
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	508,898	131,510
"AV", Series 2010-14, Interest Only, 6.1%**, 2/16/2040	5,766,087	1,213,229
"SM", Series 2009-100, Interest Only, 6.25%**, 5/16/2039	2,900,471	406,229
"SA", Series 2006-49, Interest Only, 6.261%**, 2/20/2036	5,918,746	636,713
"SI", Series 2008-27, Interest Only, 6.271%**, 3/20/2038	4,496,438	566,400
"SL", Series 2009-100, Interest Only, 6.3%**, 5/16/2039	3,383,882	524,639
"QA", Series 2007-57, Interest Only, 6.301%**, 10/20/2037	2,706,263	444,156
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	1,588,028	286,196
"SA", Series 2006-69, Interest Only, 6.601%**, 12/20/2036	5,826,014	997,509
"S", Series 1999-17, Interest Only, 8.0%**, 5/16/2029	516,448	107,771
"S", Series 2000-14, Interest Only, 8.15%**, 2/16/2030	1,959,817	469,452
Total Collateralized Mortgage Obligations (Cost $241,125,041)		258,073,132

Government & Agency Obligations 3.5%
U.S. Government Sponsored Agency 1.1%
Federal National Mortgage Association, 3.0%, 11/15/2027	17,500,000	17,556,163
U.S. Treasury Obligations 2.4%
U.S. Treasury Bill, 0.1%***, 9/5/2013 (b)	4,810,000	4,809,023
U.S. Treasury Notes:
0.375%, 4/15/2015	27,000,000	27,082,269
0.75%, 6/15/2014 (c)	9,000,000	9,060,120
		40,951,412
Total Government & Agency Obligations (Cost $58,432,135)		58,507,575

	Contracts	Value ($)

Call Options Purchased 0.3%
Options on Exchange-Traded Futures Contracts 0.0%
10 Year U.S. Treasury Note Future, Expiration Date 5/24/2013, Strike Price $133.5	237	99,985

	Contract Amount	Value ($)

Options on Interest Rate Swap Contracts 0.3%
Pay Fixed Rate — 3.583% - Receive Floating — LIBOR, Swap Expiration Date 5/11/2026, Option Expiration Date 5/9/2016	36,000,000	1,045,307
Pay Fixed Rate — 3.635% - Receive Floating — LIBOR, Swap Expiration Date 4/27/2026, Option Expiration Date 4/25/2016	34,000,000	929,978
Pay Fixed Rate — 3.72% - Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/2016	34,000,000	860,557
Pay Fixed Rate — 4.19% - Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	40,700,000	1,082,091
Pay Fixed Rate — 4.32% - Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	39,500,000	962,105
		4,880,038
Options on Mortgage-Backed Securities — TBAs 0.0%
30 Year-GNSF, 3.0%, Expiration Date 7/15/2013, Strike Price $106.203	25,000,000	118,164
30 Year-GNSF, 3.0%, Expiration Date 7/15/2013, Strike Price $106.219	25,000,000	124,849
30 Year-GNSF, 3.0%, Expiration Date 7/15/2013, Strike Price $106.211	25,000,000	103,781
30 Year-GNSF, 3.5%, Expiration Date 7/15/2013, Strike Price $108.805	25,000,000	43,176
30 Year-GNSF, 3.5%, Expiration Date 7/15/2013, Strike Price $108.828	50,000,000	100,942
		490,912
Total Call Options Purchased (Cost $9,097,399)		5,470,935

Put Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% - Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	40,700,000	1,018,379
Receive Fixed Rate — 2.32% - Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	39,500,000	1,139,105
Total Put Options Purchased (Cost $2,726,033)		2,157,484

	Shares	Value ($)

Cash Equivalents 0.7%
Central Cash Management Fund, 0.10% (d) (Cost $11,835,422)	11,835,422	11,835,422

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,087,168,642)†	126.4	2,145,824,522
Other Assets and Liabilities, Net	(26.4)	(447,961,607)
Net Assets	100.0	1,697,862,915

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2013.

** These securities are shown at their current rate as of April 30, 2013.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $2,087,242,730. At April 30, 2013, net unrealized appreciation for all securities based on tax cost was $58,581,792 This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $72,164,624 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,582,832.

(a) When-issued or delayed delivery securities included.

(b) At April 30, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) At April 30, 2013, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At April 30, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	6/19/2013	380	50,676,563	(68,590)
3 Month Euro Euribor Interest Rate Futures	EUR	3/17/2014	27	8,868,526	6,173
3 Month Euro Swiss Franc (Euroswiss) Interest Rate Futures	CHF	3/17/2014	27	7,262,530	(41)
3 Month Euroyen Futures	JPY	3/17/2014	27	6,908,217	(3,809)
3 Month Sterling (Short Sterling) Interest Rate Futures	GBP	3/19/2014	38	7,342,995	(856)
ASX 90 Day Bank Accepted Bills	AUD	3/13/2014	27	27,807,832	28,525
90 Day Eurodollar	USD	3/17/2014	29	7,226,075	3,930
Ultra Long U.S. Treasury Bond	USD	6/19/2013	75	12,325,781	(58,744)
Total net unrealized depreciation					(93,412)

At April 30, 2013, open written option contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (e)
Call Options Receive Fixed — 3.19% - Pay Floating — LIBOR	2/3/2017 2/3/2027	20,400,000	2/1/2017	1,468,800	(1,066,718)
Receive Fixed — 3.32% - Pay Floating — LIBOR	2/3/2017 2/3/2027	19,750,000	2/1/2017	1,428,519	(946,675)
Receive Fixed — 4.083% - Pay Floating — LIBOR	5/11/2016 5/11/2026	36,000,000	5/9/2016	1,224,000	(706,709)
Receive Fixed — 4.135% - Pay Floating — LIBOR	4/27/2016 4/27/2026	34,000,000	4/25/2016	1,258,000	(624,706)
Receive Fixed — 4.22% - Pay Floating — LIBOR	4/22/2016 4/22/2026	34,000,000	4/20/2016	1,212,100	(579,482)
Receive Fixed — 5.132% - Pay Floating — LIBOR	3/17/2016 3/17/2026	67,600,000	3/15/2016	643,045	(301,360)
Total Call Options				7,234,464	(4,225,650)
Put Options Pay Fixed — 1.132% - Receive Floating — LIBOR	3/17/2016 3/17/2026	67,600,000	3/15/2016	330,395	(519,202)
Pay Fixed — 2.385% - Receive Floating — LIBOR	3/31/2014 3/31/2044	33,800,000	3/27/2014	461,370	(588,600)
Pay Fixed — 2.423% - Receive Floating — LIBOR	3/20/2014 3/20/2044	33,800,000	3/18/2014	486,720	(656,609)
Pay Fixed — 3.19% - Receive Floating — LIBOR	2/3/2017 2/3/2027	20,400,000	2/1/2017	1,468,800	(1,309,548)
Pay Fixed — 3.32% - Receive Floating — LIBOR	2/3/2017 2/3/2027	19,750,000	2/1/2017	1,428,519	(1,400,580)
Total Put Options				4,175,804	(4,474,539)
Total				11,410,268	(8,700,189)

(e) Unrealized appreciation on written options on interest rate swap contracts at April 30, 2013 was $2,710,079.

Options on Mortgage-Backed Securities — TBAs
	Coupon Rate (%)	Contract Amount	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (f)
Call Options 30-Year GNSF	3.0	25,000,000	5/14/2013	104.094	230,469	(548,101)
30-Year GNSF	3.0	25,000,000	5/14/2013	104.031	230,469	(594,711)
30-Year GNSF	3.0	25,000,000	5/14/2013	104.125	230,469	(567,383)
30-Year GNSF	3.0	25,000,000	5/14/2013	104.625	164,062	(444,336)
30-Year GNSF	3.5	25,000,000	5/14/2013	107.078	158,203	(462,863)
30-Year GNSF	3.5	25,000,000	5/14/2013	107.563	93,750	(338,867)
30-Year GNSF	3.0	25,000,000	5/14/2013	104.531	175,781	(471,383)
30-Year GNSF	3.5	25,000,000	5/14/2013	107.063	158,203	(462,891)
30-Year GNSF	3.5	25,000,000	5/14/2013	107.047	158,203	(464,728)
30-Year GNSF	3.0	25,000,000	6/13/2013	103.813	242,187	(586,914)
30-Year GNSF	3.0	25,000,000	6/13/2013	103.875	242,188	(574,337)
30-Year GNSF	3.5	25,000,000	6/13/2013	106.813	164,063	(455,078)
30-Year GNSF	3.0	50,000,000	7/15/2013	105.766	250,000	(363,058)
30-Year GNSF	3.0	50,000,000	7/15/2013	105.828	250,000	(328,125)
30-Year GNSF	3.0	25,000,000	7/15/2013	105.875	125,000	(143,845)
Total Call Options					2,873,047	(6,806,620)
Put Options 30-Year GNSF	3.0	25,000,000	5/14/2013	103.625	187,500	0
30-Year GNSF	3.0	25,000,000	5/14/2013	104.031	230,469	(1,003)
30-Year GNSF	3.0	25,000,000	5/14/2013	105.531	175,781	(373)
30-Year GNSF	3.5	25,000,000	5/14/2013	107.078	158,203	(46)
30-Year GNSF	3.0	25,000,000	5/14/2013	104.094	230,469	(1,317)
30-Year GNSF	3.0	25,000,000	5/14/2013	104.125	230,469	(976)
30-Year GNSF	3.5	25,000,000	5/14/2013	107.063	158,203	0
30-Year GNSF	3.5	25,000,000	5/14/2013	106.563	115,234	0
30-Year GNSF	3.5	25,000,000	5/14/2013	107.047	158,203	(66)
30-Year GNSF	3.5	25,000,000	6/13/2013	106.625	156,250	(3,906)
30-Year GNSF	3.0	25,000,000	6/13/2013	103.563	234,375	(13,513)
30-Year GNSF	3.5	25,000,000	6/13/2013	106.609	156,250	(5,364)
30-Year GNSF	3.0	25,000,000	6/13/2013	103.547	234,375	(11,291)
30-Year GNSF	3.5	25,000,000	6/13/2013	106.625	156,250	(5,512)
30-Year GNSF	3.5	25,000,000	6/13/2013	106.313	121,094	(2,930)
30-Year GNSF	3.0	25,000,000	6/13/2013	103.313	195,312	(12,695)
30-Year GNSF	3.0	25,000,000	6/13/2013	103.375	195,313	(9,452)
30-Year GNSF	3.0	25,000,000	6/13/2013	103.547	234,375	(14,649)
30-Year GNSF	3.0	50,000,000	7/15/2013	104.766	289,063	(186,804)
30-Year GNSF	3.0	50,000,000	7/15/2013	104.828	289,063	(195,312)
30-Year GNSF	3.0	25,000,000	7/15/2013	104.875	144,531	(102,614)
30-Year GNSF	3.0	25,000,000	7/15/2013	105.711	169,922	(173,664)
30-Year GNSF	3.0	25,000,000	7/15/2013	105.719	178,711	(174,403)
30-Year GNSF	3.0	25,000,000	7/15/2013	105.703	162,109	(168,945)
30-Year GNSF	3.5	25,000,000	7/15/2013	108.328	99,609	(114,258)
30-Year GNSF	3.5	25,000,000	7/15/2013	108.305	103,516	(110,955)
30-Year GNSF	3.5	25,000,000	7/15/2013	108.328	111,328	(120,156)
Total Put Options					4,875,977	(1,430,204)
Total					7,749,024	(8,236,824)

(f) Unrealized depreciation on written options on mortgage-backed securities — TBAs at April 30, 2013 was $487,800.

GNSF: Government National Single Family

LIBOR: London Interbank Offered Rate

TBA: To Be Announced

At April 30, 2013, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
4/23/2014 4/23/2016	300,000,000	1	Fixed — 0.55%	Floating — LIBOR	(148,410)	104,167	(252,577)
4/23/2014 4/23/2019	70,000,000	1	Fixed — 1.275%	Floating — LIBOR	(183,687)	(14,000)	(169,687)
4/23/2014 4/23/2024	60,000,000	1	Fixed — 2.199%	Floating — LIBOR	(150,582)	(27,778)	(122,804)
4/23/2014 4/23/2034	35,000,000	2	Fixed — 2.775%	Floating — LIBOR	167,839	71,628	96,211
Total net unrealized depreciation							(448,857)

Counterparty:

1 Nomura International PLC

2 Bank of America

Currency Abbreviations
AUD Australian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, interest rate swap contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Mortgage-Backed Securities Pass-Throughs	$—	$1,809,779,974	$—	$1,809,779,974
Collateralized Mortgage Obligations	—	258,073,132	—	258,073,132
Government & Agency Obligations	—	58,507,575	—	58,507,575
Short-Term Investments	11,835,422	—	—	11,835,422
Derivatives (h)
Purchased Options	99,985	7,528,434	—	7,628,419
Futures Contracts	38,628	—	—	38,628
Interest Rate Swap Contracts	—	96,211	—	96,211
Total	$11,974,035	$2,133,985,326	$—	$2,145,959,361
Liabilities
Derivatives (h)
Written Options	$—	$(16,937,013)	$—	$(16,937,013)
Futures Contracts	(132,040)	—	—	(132,040)
Interest Rate Swap Contracts	—	(545,068)	—	(545,068)
Total	$(132,040)	$(17,482,081)	$—	$(17,614,121)

There have been no transfers between fair value measurement levels during the period ended April 30, 2013.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include options purchased, at value; unrealized appreciation (depreciation) on futures contracts; interest rate swap contracts; and options written, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,075,333,220)	$2,133,989,100
Investment in Central Cash Management Fund (cost $11,835,422)	11,835,422
Total investments in securities, at value (cost $2,087,168,642)	2,145,824,522
Deposit with broker for futures contracts	4,914,543
Deposit from broker on swap contracts	250,000
Cash held as collateral for forward foreign currency exchange contracts	3,429,000
Receivable for investments sold	18,047,260
Receivable for investments sold — when-issued securities	227,515,538
Receivable for Fund shares sold	1,703,691
Interest receivable	7,693,319
Net receivable on closed forward foreign currency exchange contracts	177,548
Unrealized appreciation on swap contracts	96,211
Upfront payments paid on swap contracts	175,795
Other assets	78,273
Total assets	2,409,905,700
Liabilities
Cash overdraft	743,841
Foreign cash overdraft, at value (cost $9,757)	9,797
Payable for investments purchased	13,519,244
Payable for investments purchased — when-issued securities	676,377,206
Payable for Fund shares redeemed	1,734,996
Payable for variation margin on futures contracts	135,336
Payable upon return of deposit for swap contracts	250,000
Options written, at value (premium received $19,159,292)	16,937,013
Unrealized depreciation on swap contracts	545,068
Upfront payments received on swap contracts	41,778
Accrued management fee	455,464
Accrued Trustees' fees	16,230
Other accrued expenses and payables	1,276,812
Total liabilities	712,042,785
Net assets, at value	$1,697,862,915

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited) (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(11,755,355)
Net unrealized appreciation (depreciation) on: Investments	58,655,880
Swap contracts	(448,857)
Futures	(93,412)
Foreign currency	(9,787)
Written options	2,222,279
Accumulated net realized gain (loss)	(46,173,862)
Paid-in capital	1,695,466,029
Net assets, at value	$1,697,862,915
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,492,705,826 ÷ 171,176,055 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.72
Maximum offering price per share (100 ÷ 97.25 of $8.72)	$8.97
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,385,551 ÷ 388,350 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.72
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($94,130,091 ÷ 10,774,125 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.74
Class S Net Asset Value, offering and redemption price per share ($101,865,706 ÷ 11,679,641 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.72
Institutional Class Net Asset Value, offering and redemption price per share ($5,775,741 ÷ 664,352 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.69

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended April 30, 2013 (Unaudited)
Investment Income
Income: Interest	$23,336,893
Income distributions — Central Cash Management Fund	19,883
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	223
Total income	23,356,999
Expenses: Management fee	2,817,867
Administration fee	868,998
Services to shareholders	940,631
Distribution and service fees	2,231,141
Custodian fee	62,488
Professional fees	60,566
Reports to shareholders	66,083
Registration fees	38,843
Trustees' fees and expenses	33,123
Other	99,597
Total expenses before expense reductions	7,219,337
Expense reductions	(535)
Total expenses after expense reductions	7,218,802
Net investment income	16,138,197
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	6,712,988
Swap contracts	(1,250,172)
Futures	(1,133,923)
Written options	7,163,868
Foreign currency	(3,407,956)
8,084,805
Change in net unrealized appreciation (depreciation) on: Investments	(13,392,934)
Swap contracts	(155,154)
Futures	171,306
Written options	(1,025,101)
Foreign currency	286,081
(14,115,802)
Net gain (loss)	(6,030,997)
Net increase (decrease) in net assets resulting from operations	$10,107,200

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations: Net investment income	$16,138,197	$46,901,382
Net realized gain (loss)	8,084,805	36,843,238
Change in net unrealized appreciation (depreciation)	(14,115,802)	(16,015,729)
Net increase (decrease) in net assets resulting from operations	10,107,200	67,728,891
Distributions to shareholders from: Net investment income: Class A	(31,896,713)	(76,172,405)
Class B	(62,029)	(189,916)
Class C	(1,669,550)	(3,510,440)
Class S	(2,112,540)	(4,962,881)
Institutional Class	(140,905)	(310,228)
Total distributions	(35,881,737)	(85,145,870)
Fund share transactions: Proceeds from shares sold	64,024,683	177,182,018
Reinvestment of distributions	29,707,075	69,950,919
Payments for shares redeemed	(183,067,350)	(284,080,253)
Net increase (decrease) in net assets from Fund share transactions	(89,335,592)	(36,947,316)
Increase (decrease) in net assets	(115,110,129)	(54,364,295)
Net assets at beginning of period	1,812,973,044	1,867,337,339
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $11,755,355 and $7,988,185, respectively)	$1,697,862,915	$1,812,973,044

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended October 31,
Class A	Six Months Ended 4/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.85		$8.93	$8.91	$8.79	$8.08	$8.36
Income from investment operations: Net investment incomea	.08		.23	.29	.30	.34	.39
Net realized and unrealized gain (loss)	(.03)		.10	.11	.27	.73	(.25)
Total from investment operations	.05		.33	.40	.57	1.07	.14
Less distributions from: Net investment income	(.18)		(.41)	(.38)	(.37)	(.36)	(.39)
Net realized gains	—		—	—	(.08)	—	—
Return of capital	—		—	—	—	—	(.03)
Total distributions	(.18)		(.41)	(.38)	(.45)	(.36)	(.42)
Net asset value, end of period	$8.72		$8.85	$8.93	$8.91	$8.79	$8.08
Total Return (%)b	.59	**	3.81	4.62	6.54	13.67	1.60	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,493		1,599	1,673	1,801	1,847	1,794
Ratio of expenses before expense reductions (%)	.80	*	.79	.79	.80	.81	.83
Ratio of expenses after expense reductions (%)	.80	*	.79	.79	.80	.81	.83
Ratio of net investment income (%)	1.89	*	2.57	3.30	3.33	4.00	4.63
Portfolio turnover rate (%)	170	**	538	214	186	207	186
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended October 31,
Class B	Six Months Ended 4/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.85		$8.93	$8.91	$8.79	$8.07	$8.35
Income from investment operations: Net investment incomea	.04		.15	.22	.22	.27	.31
Net realized and unrealized gain (loss)	(.03)		.11	.10	.27	.74	(.25)
Total from investment operations	.01		.26	.32	.49	1.01	.06
Less distributions from: Net investment income	(.14)		(.34)	(.30)	(.29)	(.29)	(.31)
Net realized gains	—		—	—	(.08)	—	—
Return of capital	—		—	—	—	—	(.03)
Total distributions	(.14)		(.34)	(.30)	(.37)	(.29)	(.34)
Net asset value, end of period	$8.72		$8.85	$8.93	$8.91	$8.79	$8.07
Total Return (%)b,c	.25	**	2.79	3.67	5.72	12.52	.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		4	6	9	15	23
Ratio of expenses before expense reductions (%)	1.75	*	1.71	1.66	1.72	1.77	1.76
Ratio of expenses after expense reductions (%)	1.73	*	1.69	1.63	1.70	1.69	1.74
Ratio of net investment income (%)	.94	*	1.68	2.46	2.43	3.12	3.72
Portfolio turnover rate (%)	170	**	538	214	186	207	186
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended October 31,
Class C	Six Months Ended 4/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.86		$8.95	$8.93	$8.81	$8.09	$8.37
Income from investment operations: Net investment incomea	.05		.16	.22	.23	.27	.32
Net realized and unrealized gain (loss)	(.02)		.10	.11	.27	.75	(.25)
Total from investment operations	.03		.26	.33	.50	1.02	.07
Less distributions from: Net investment income	(.15)		(.35)	(.31)	(.30)	(.30)	(.32)
Net realized gains	—		—	—	(.08)	—	—
Return of capital	—		—	—	—	—	(.03)
Total distributions	(.15)		(.35)	(.31)	(.38)	(.30)	(.35)
Net asset value, end of period	$8.74		$8.86	$8.95	$8.93	$8.81	$8.09
Total Return (%)b	.33	**	2.90	3.82	5.83	12.76	.78	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94		100	80	82	63	51
Ratio of expenses before expense reductions (%)	1.55	*	1.55	1.56	1.56	1.59	1.63
Ratio of expenses after expense reductions (%)	1.55	*	1.55	1.56	1.56	1.59	1.62
Ratio of net investment income (%)	1.13	*	1.78	2.53	2.57	3.22	3.84
Portfolio turnover rate (%)	170	**	538	214	186	207	186
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended October 31,
Class S	Six Months Ended 4/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.85		$8.93	$8.91	$8.80	$8.08	$8.36
Income from investment operations: Net investment incomea	.09		.24	.31	.31	.36	.41
Net realized and unrealized gain (loss)	(.03)		.11	.11	.27	.74	(.26)
Total from investment operations	.06		.35	.42	.58	1.10	.15
Less distributions from: Net investment income	(.19)		(.43)	(.40)	(.39)	(.38)	(.40)
Net realized gains	—		—	—	(.08)	—	—
Return of capital	—		—	—	—	—	(.03)
Total distributions	(.19)		(.43)	(.40)	(.47)	(.38)	(.43)
Net asset value, end of period	$8.72		$8.85	$8.93	$8.91	$8.80	$8.08
Total Return (%)	.65	**	3.96	4.67	6.84	13.87	1.78	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	102		99	107	93	84	79
Ratio of expenses before expense reductions (%)	.64	*	.65	.63	.62	.64	.65
Ratio of expenses after expense reductions (%)	.64	*	.65	.63	.62	.64	.64
Ratio of net investment income (%)	2.06	*	2.73	3.46	3.51	4.17	4.82
Portfolio turnover rate (%)	170	**	538	214	186	207	186
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended October 31,
Institutional Class	Six Months Ended 4/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.82		$8.91	$8.90	$8.79	$8.07	$8.35
Income from investment operations: Net investment incomea	.09		.24	.32	.32	.36	.41
Net realized and unrealized gain (loss)	(.03)		.11	.10	.26	.74	(.26)
Total from investment operations	.06		.35	.42	.58	1.10	.15
Less distributions from: Net investment income	(.19)		(.44)	(.41)	(.39)	(.38)	(.40)
Net realized gains	—		—	—	(.08)	—	—
Return of capital	—		—	—	—	—	(.03)
Total distributions	(.19)		(.44)	(.41)	(.47)	(.38)	(.43)
Net asset value, end of period	$8.69		$8.82	$8.91	$8.90	$8.79	$8.07
Total Return (%)	.69	**	3.96	4.79	6.80	13.90	1.75	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		11	2	2	.49	.37
Ratio of expenses before expense reductions (%)	.60	*	.59	.52	.51	.57	.65
Ratio of expenses after expense reductions (%)	.60	*	.59	.52	.51	.57	.65
Ratio of net investment income (%)	2.00	*	2.72	3.57	3.62	4.24	4.81
Portfolio turnover rate (%)	170	**	538	214	186	207	186
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Strategic Government Securities Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at April 30, 2013.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $54,464,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2013 ($8,807,000), October 31, 2014 ($26,950,000), October 31, 2015 ($4,867,000) and October 31, 2017 ($13,840,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, swap contracts, forward currency contracts, recognition of certain foreign currency gain (loss) as ordinary income (loss), paydown losses on mortgage-backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Interest Rate Swap Contracts. For the six months ended April 30, 2013, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of April 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $237,600,000 to $465,000,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2013, the Fund entered into options on interest rate futures and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets. In addition, the Fund entered into options on GNMA TBAs ("To Be Announced") to enhance potential gains.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of April 30, 2013 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2013, the investment in written option contracts had a total value generally indicative of a range from approximately $12,462,000 to $16,937,000, and purchased option contracts had a total value generally indicative of a range from approximately $7,628,000 to $8,040,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2013, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and to enhance potential gains. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the six months ended April 30, 2013, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $128,419,000 to $313,838,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $371,717,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract "forward currency contract" is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the six months ended April 30, 2013, as part of this strategy, the Fund used forward currency exchange contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

There were no open forward currency contracts as of April 30, 2013. For the six months ended April 30, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $70,409,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $102,555,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$7,628,419	$96,211	$38,628	$7,763,258

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(16,937,013)	$(545,068)	$(132,040)	$(17,614,121)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value, and unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$53,022	$7,163,868	$—	$(1,250,172)	$(1,133,923)	$4,832,795
Foreign Exchange Contracts (b)	—	—	(3,291,701)	—	—	(3,291,701)
	$53,022	$7,163,868	$(3,291,701)	$(1,250,172)	$(1,133,923)	$1,541,094

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(667,650)	$(1,025,101)	$—	$(155,154)	$171,306	$(1,676,599)
Foreign Exchange Contracts (b)	—	—	296,384	—	—	296,384
	$(667,650)	$(1,025,101)	$296,384	$(155,154)	$171,306	$(1,380,215)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the six months ended April 30, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $3,643,974,488 and $3,655,336,125, respectively. Purchases and sales of U.S. Treasury obligations aggregated $15,033,449 and $0, respectively.

For the six months ended April 30, 2013, transactions for written options on securities, interest rate swap contracts and futures contracts were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	938,300,155	$15,709,437
Options written	2,306,600,300	15,611,415
Options closed	(782,800,000)	(6,282,678)
Options expired	(925,000,455)	(5,878,882)
Outstanding, end of period	1,537,100,000	$19,159,292

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors manages the portion of assets allocated from time to time to the Fund's global tactical asset allocation ("GTAA") overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund. Effective May 1, 2013, QS Investors will no longer serve as subadvisor to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.35%
Next $750 million of such net assets	.33%
Next $1.5 billion of such net assets	.31%
Next $2.5 billion of such net assets	.30%
Next $2.5 billion of such net assets	.28%
Next $2.5 billion of such net assets	.26%
Next $2.5 billion of such net assets	.24%
Over $12.5 billion of such net assets	.22%

Accordingly, for the six months ended April 30, 2013, the management fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.32% of the Fund's average daily net assets.

For the period from November 1, 2012 through January 31, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.69%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2013, the Administration Fee was $868,998, of which $140,295 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the six months ended April 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2013
Class A	$485,529	$—	$248,981
Class B	4,403	535	2,256
Class C	15,383	—	7,957
Class S	30,046	—	14,818
Institutional Class	362	—	178
	$535,723	$535	$274,190

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2013
Class B	$14,287	$2,119
Class C	368,899	58,888
	$383,186	$61,007

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at April 30, 2013	Annualized Effective Rate
Class A	$1,720,501	$566,064	.22%
Class B	4,610	1,437	.24%
Class C	122,844	40,388	.25%
	$1,847,955	$607,889

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2013 aggregated $33,348.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2013, the CDSC for Class B and C shares aggregated $2,480 and $16,000, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2013, DIDI received $2,732 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,591, of which $6,054 is unpaid.

Trustees' Fees and Expenses. The Funds paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor (0.00% net effective rate for the period ending April 30, 2013), the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Effective November 29, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from November 29, 2012 through April 30, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $25.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2013.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:
	Six Months Ended April 30, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,772,289	$33,082,331	10,167,093	$90,961,544
Class B	3,294	28,722	49,316	441,932
Class C	1,584,944	13,909,361	3,794,726	33,973,024
Class S	1,778,820	15,513,879	4,537,240	40,662,061
Institutional Class	171,085	1,490,390	1,249,677	11,143,457
		$64,024,683		$177,182,018
Shares issued in reinvestment of dividends
Class A	3,038,454	$26,546,570	7,047,725	$62,842,113
Class B	6,453	56,415	19,070	170,119
Class C	139,464	1,220,895	274,392	2,450,985
Class S	199,954	1,746,916	469,108	4,183,789
Institutional Class	15,639	136,279	34,218	303,913
		$29,707,075		$69,950,919
Shares redeemed
Class A	(16,362,868)	$(143,200,898)	(23,756,946)	$(212,349,904)
Class B	(103,509)	(903,942)	(231,605)	(2,070,639)
Class C	(2,231,302)	(19,514,685)	(1,759,150)	(15,743,086)
Class S	(1,478,724)	(12,918,170)	(5,779,510)	(51,597,065)
Institutional Class	(745,275)	(6,529,655)	(261,338)	(2,319,559)
		$(183,067,350)		$(284,080,253)
Net increase (decrease)
Class A	(9,552,125)	$(83,571,997)	(6,542,128)	$(58,546,247)
Class B	(93,762)	(818,805)	(163,219)	(1,458,588)
Class C	(506,894)	(4,384,429)	2,309,968	20,680,923
Class S	500,050	4,342,625	(773,162)	(6,751,215)
Institutional Class	(558,551)	(4,902,986)	1,022,557	9,127,811
		$(89,335,592)		$(36,947,316)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2012 to April 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/13	$1,005.90	$1,002.50	$1,003.30	$1,006.50	$1,006.90
Expenses Paid per $1,000*	$3.98	$8.59	$7.70	$3.18	$2.99
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/13	$1,020.83	$1,016.22	$1,017.11	$1,021.62	$1,021.82
Expenses Paid per $1,000*	$4.01	$8.65	$7.75	$3.21	$3.01

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic Government Securities Fund	.80%	1.73%	1.55%	.64%	.60%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSMX	KUSIX
CUSIP Number	23338C 108	23338C 207	23338C 306	23338C 405	23338C 504
Fund Number	018	218	318	2098	1418

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2012

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DSGSF-3
(R-027576-2 6/13)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Government Securities Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 26, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 26, 2013